UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QUINCE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Your Vote Counts! QUINCE THERAPEUTICS, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM EDT Location: The Annual Meeting will be held in virtual format only, via live webcast on the Internet. Please visit https://web.lumiconnect.com/294872708 to attend and be sure to have the control number (indicated below) available. The password is quince2024. V49305-P11259 You invested in QUINCE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024 at 10:00 AM PDT. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy of the voting material(s). For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 5, 2024 10:00 AM PDT Virtual Meeting live webcast at https://web.lumiconnect.com/294872708 Online check-in will commence at 9:30 AM PDT The password is quince2024.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials, which we encourage you to access and review before voting. Such materials contain important information and are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. Voting Items QUINCE THERAPEUTICS, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM EDT Board Recommends 1. Election of Directors Nominees: 01) Dirk Thye, M.D. 02) David A. Lamond 03) Luca Benatti, Ph.D. Nominees For All 2. To approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten. For 3. To ratify the selection of BDO USA, P.C. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. For 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.